EXHIBIT 10.22

AMENDMENT TO

EXCLUSIVE LICENSE AGREEMENT

This Amendment to the License and Supply Agreement (this “Amendment”) is made as of January 14, 2008 by and among Alphatec Spine, Inc., a Delaware corporation with a principal place of business at 2051 Palomar Airport Road, Suite 100, Carlsbad, California 92008 (“Licensee”), Progressive Spinal Technologies LLC, a limited liability company organized under the laws of the state of Delaware, with an address at 410 East Walnut Street, Suite #8, Perkasie, Pennsylvania 18944 (“Licensor”) and for purposes of Section 7.2 and Section 11.15 hereof only Alphatec Holdings, Inc., a Delaware corporation with a principal place of business at 2051 Palomar Airport Road, Suite 100, Carlsbad, California 92008 (“Holdings”). Capitalized terms undefined herein shall have the meaning ascribed them in the Agreement.

RECITALS

Reference is made to that certain Exclusive License Agreement dated December 18, 2007, between the parties to this Amendment (the “Agreement”).

The Parties desire to amend the Agreement as set forth herein.

Now, therefore, in consideration of the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the Parties hereto, the Parties hereto agree as follows:

1.  AMENDMENTS

1.1 Amendment and Restatement of Section 1.10. Section 1.10 of the Agreement is hereby deleted and replaced in its entirety with the following language:

“1.10 “Licensed Field” shall mean [***].

1.2 Addition of Section 4.4.4. The following language shall be added to the Agreement as Section 4.4.4:

“4.4.4 Limitation on the Number of Shares Issued. Notwithstanding anything to the contrary in this Agreement, in no event shall the aggregate number of Shares issued pursuant to this Agreement be greater than 19.9% of the number of shares of Common Stock outstanding on the Effective Date. In the event that an issuance of Shares pursuant to this Agreement would cause an aggregate issuance of Shares that is more than 19.9% of the number of shares Common Stock outstanding on the Effective Date, the Licensee shall make a cash payment to the Licensor equal to the difference between cash value of the Shares that were scheduled to be issued pursuant to this Agreement, and the value of the Shares that were actually issued after giving effect to the limitation set forth in this Section 4.4.4.”

[***] – Confidential Treatment Requested

2.  MISCELLANEOUS

In the event of any conflict between the provisions of this Amendment and the Agreement, the provisions of this Amendment shall prevail. Other than as set forth in this Amendment, the remainder of the Agreement shall remain in full force and effect.

[Signature Page Follows]

[***] – Confidential Treatment Requested

IN WITNESS WHEREOF, the Parties and Holdings have caused this Amendment to be executed by their duly authorized representative.

ALPHATEC SPINE, INC.		PROGRESSIVE SPINAL
TECHNOLOGIES LLC:

By:	/s/ Dirk Kuyper	By:	E. Skott Greenlagh
	Name: Dirk Kuyper		Name: E. Skott Greenlagh
	Title: President and CEO		Title: CEO

ALPHATEC HOLDINGS, INC.

By:	/s/ Dirk Kuyper
Name: Dirk Kuyper
Title: President and CEO

[***] – Confidential Treatment Requested